FOR IMMEDIATE RELEASE

Labcorp Contacts:

Investors: Chas Cook — 336-436-5076
Investor@Labcorp.com

Media: Chris Allman-Bradshaw – 336-436-8263
Media@Labcorp.com

LABCORP ANNOUNCES INITIATIVES TO ENHANCE SHAREHOLDER VALUE

Board of Directors Approves Plans to Initiate Quarterly Cash Dividend and Authorizes $2.5 Billion
Share Repurchase Program

Capital Allocation Plan Enables Continued Investments in Key Growth Areas, Science and Innovation

BURLINGTON, N.C., December 9, 2021 — Labcorp (NYSE: LH) (the Company), a leading global life sciences company, today announced actions that its Board of Directors (the Board) and management team have taken to enhance shareholder returns. This includes:

a.Initiating a dividend in the second quarter of 2022. The Board is targeting a dividend payout ratio of between 15-20% of adjusted earnings;
b.Authorizing a $2.5 billion share repurchase program. As part of this program, $1 billion will be repurchased under an accelerated share repurchase plan;
c.Implementing a new LaunchPad business process improvement initiative, targeting savings of $350 million over the next three years;
d.Providing a longer-term outlook in connection with the announcement of Labcorp’s 2021 year-end results in addition to the Company’s annual guidance;
e.Providing additional business insights through enhanced disclosures beginning with Labcorp’s first quarter 2022 results; and
f.Continuing a commitment to profitable growth through investments in science, innovation and new technologies.

The above actions follow the conclusion of Labcorp’s thorough review of its structure and capital allocation strategy, as announced in March 2021. As part of the comprehensive review, extensive discussions were held with third parties and the Board considered a wide range of options, including significant acquisitions, divestitures, spinning off businesses, as well as spinning and merging those businesses with strategic partners. The Board unanimously concluded that the Company’s existing structure is in the best interest of all stakeholders at this time and represents compelling opportunities to grow and create significant shareholder value. Management and the Board are committed to continuing to evaluate all avenues for enhancing shareholder value.

Labcorp’s updated capital allocation plan:

a.Enables the Company to continue to invest in key growth areas such as oncology, Alzheimer’s, autoimmune and women’s health;
b.Fuels growth through innovation by using Labcorp’s unparalleled data and insights to bring scientific advancements—both Labcorp-developed, as well as those of other scientists—to market at scale;
c.Reflects the Board’s confidence in Labcorp’s strong balance sheet and cash flow generation profile; and
d.Demonstrates the Board’s commitment to deploying capital to enhance value for shareholders, patients, providers and pharmaceutical customers worldwide who rely on Labcorp to help make health care decisions that lead to better outcomes.

“We are positioning Labcorp to play an important role in the future of global health care through science and innovation, while delivering strong returns for our shareholders,” said Adam Schechter, chairman and CEO of Labcorp. “Our work since early 2020 through the pandemic is just one example of how our unique capabilities lead to innovation, growth and game-changing solutions. We are well positioned to accelerate our growth in additional areas such as oncology, Alzheimer’s, autoimmune and women’s health, while also investing in other areas, including cell and gene therapy and liquid biopsy.”

“The initiation of a dividend and new share repurchase program will enable us to enhance returns to shareholders while maintaining financial flexibility to continue investing in key higher-growth opportunities,” said Glenn Eisenberg, executive vice president and chief financial officer. “With a strong, balance sheet, liquidity and a commitment to maintaining investment grade ratings, Labcorp will continue to capitalize on our unique platform to drive profitable growth and enhanced value for shareholders.”

The new share repurchase program approved by the Board authorizes the Company to repurchase an additional $2.5 billion of common stock, which includes the repurchase of $1 billion of common stock on an accelerated schedule. The Board will regularly review this capital return policy in connection with a balanced capital allocation strategy.

Advisors

Goldman Sachs & Co. LLC and Barclays served as Labcorp’s financial advisors and Jones Day served as legal counsel.

About Labcorp
Labcorp is a leading global life sciences company that provides vital information to help doctors, hospitals, pharmaceutical companies, researchers, and patients make clear and confident decisions. Through our unparalleled diagnostics and drug development capabilities, we provide insights and accelerate innovations to improve health and improve lives. With more than 70,000 employees, we serve clients in more than 100 countries. Labcorp (NYSE: LH) reported revenue of $14 billion in FY 2020. Learn more about Labcorp at www.Labcorp.com, or follow us on LinkedIn and Twitter @Labcorp.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements, including, but not limited to, statements with respect to (i) the Company’s plan to initiate a dividend, (ii) the Company’s expectations to repurchase its stock and to enter into an accelerated repurchase program, (iii) the Company’s operations, performance and financial condition, including cash flow generation, balance sheet and investment-grade rating, (iv) the Company’s strategic objectives, including expectations for future investment, growth and deployment of capital and (v) the return to shareholders.

Each of the forward-looking statements is subject to change based on various important factors, many of which are beyond the company’s control, including without limitation, that the timing of share repurchases and the number of shares of common stock that are repurchased depend on market conditions, other developments and any decision by the Company to suspend repurchase activities in the future, the trading price of the Company’s stock, competitive actions and other unforeseen changes and general uncertainties in the marketplace, and the Company’s ability (or inability) to execute on its plans to respond to the outcome of its review of the Company’s structure and changes in capital allocation strategy, changes in government regulations, including healthcare reform, customer purchasing decisions, including changes in payer regulations or policies, other adverse actions of governmental and third-party payers, changes in testing guidelines or recommendations, federal, state, and local government responses to the COVID-19 pandemic, the effect of public opinion on the company’s reputation, adverse results in material litigation matters, the impact of changes in tax laws and regulations, failure to maintain or develop customer relationships, the ability to develop or acquire new products and adapt to technological changes, failure in information technology, systems or data security, the impact of potential losses under repurchase agreements, adverse weather conditions, the number of revenue days in a financial period, employee relations, personnel costs, and the effect of exchange rate fluctuations. These factors, in some cases, have affected and in the future (together with other factors) could affect the Company’s ability to implement its business strategy, and actual results could differ materially from those suggested by these forward-looking statements. As a result, readers are cautioned not to place undue reliance on any of these forward-looking statements.

The Company has no obligation to provide any updates to these forward-looking statements even if its expectations change. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Further information on potential factors, risks and uncertainties that could affect operating and financial results is included in the Company’s most recent Annual Report on Form 10-K and subsequent Forms 10-Q, including in each case under the heading RISK FACTORS, and in the Company’s other filings with the SEC. The information in this press release should be read in conjunction with a review of the Company’s filings with the SEC including the information in the company’s most recent Annual Report on Form 10-K, and subsequent Forms 10-Q.

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